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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported): October 21, 2002

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                              1-800-ATTORNEY, INC.
        (Exact name of small business issuer as specified in its charter)

                           COMMISSION FILE NO. 0-27994
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            FLORIDA                                           59-3203301
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 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                         Identification Number)


                             186 ATTORNEYS.COM COURT
                              LAKE HELEN, FL 32744
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                                  386-228-1000
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                          (Address and telephone number
                         of principal executive offices)













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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

ITEM 5.  OTHER EVENTS

On October 21, 2002, the Registrant and two Investors signed agreements, including Common Stock Purchase Agreements and Share Subscription Agreements, for an investment of $172,800 to purchase a total of 450,000 shares of common stock, which is equivalent to 38.9% of the current outstanding shares. Pursuant to those Agreements, Rubin Investment Group, Inc. purchased 225,000 shares of common stock, and Robert J. Lyszczarz purchased 225,000 shares of common stock. The terms of the Agreement with Rubin Investment Group, Inc. also includes the commitment to purchase an additional 3,125,000 common shares for additional consideration of $1,200,000. The agreement to purchase the additional 3,125,00 common shares is subject to shareholder approval. A proposal to permit the Company to amend its articles to authorize and issue the additional 3,125,000 common shares will be placed before the shareholders at a specially-called shareholders meeting. The purchase price for the common shares is $0.384 per share. The amount of consideration received by the Registrant was the result of arm's length negotiations between the Registrant and the Investors, based on the previous five (5) days trading average for the Registrant's common shares.

The Board of Directors of the Company has agreed to appoint Dan Rubin, the Chairman and Chief Executive Officer of Rubin Investment Group, Inc., one of the new investors, as Chairman of the Board and Chief Executive Officer of the Company. Additionally, the Board has appointed the other investor, Robert J. Lyszczarz, as a Director of the Company, to replace Mr. Larry Twersky who resigned on October 21, 2002.

The additional commitment to invest $1,200,000 by Rubin Investment Group, Inc. is contingent upon the Company's shareholders approving the issuance of additional common shares, which will be submitted to shareholders for approval at a special shareholders meeting which the Company intends to hold within the next thirty (30) days.

The foregoing discussion is qualified by reference to the full text of the two Subscription Agreements and the two Common Stock Purchase Agreements between the Company and the two Investors, which are filed as exhibits to this report on Form 8-K and are incorporated herein by reference in their entirety.

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Exhibits
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          1.      Subscription Agreement between the Registrant and Rubin
                  Investment Group, Inc.

          2.      Subscription Agreement between the Registrant and Robert J.
                  Lyszczarz

          3. Common Stock Purchase Agreement between the Registrant and Rubin Investment Group, Inc.

          4. Common Stock Purchase Agreement between the Registrant and Robert J. Lyszczarz

















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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

                                   SIGNATURES


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                1-800-ATTORNEY, INC.


Date: October 22, 2002                          /s/ James M. Koller
      ----------------                          --------------------------------
                                                Chief Financial Officer


Date: October 22, 2002                          /s/ Dan Rubin
      ----------------                          --------------------------------
                                                Chief Executive Officer





















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